UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2017

Minn Shares Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-54218 (Commission File Number)	37-1615850 (I.R.S. Employer Identification No.)

315 E. Lake St. Suite 301, Wayzata, MN 55391

(Address of principal executive offices)

877-973-9191

Registrant’s telephone number, including area code:

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

Explanatory Note

This amended Current Report on Form 8-K/A (“8-K/A”) is being filed to amend the Current Report on Form 8-K regarding a change in certifying accountant filed with the Securities and Exchange Commission on February 8, 2017 (the “Original 8-K”), to correct a statement in the Original 8-K regarding the absence of “reportable events” as that term is defined in Regulation S-K, Item 304(a)(1)(v).

During the Company’s two most recent fiscal years and the subsequent interim period from January 1, 2017 through the date of Lurie, LLP’s (“Lurie”) dismissal, there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K, except that in connection with its audit of the Company’s financial statements for the year ended December 31, 2015, Lurie reported the existence of two material weaknesses in the internal control over financial reporting of Titan CNG LLC (“Titan”), a wholly-owned subsidiary of the Company, to the board of managers of Titan. The ineffectiveness of Titan’s internal control over financial reporting was due to the following material weaknesses: (1) a lack of internal control procedures and of proper review and approval procedures with regards to Titan’s consolidated financial statements and monthly close process and (2) a lack of adequate segregation of duties and necessary corporate accounting resources in the Company’s financial reporting process and accounting function as a result of the Company’s limited financial resources to support hiring of personnel and implementation of accounting systems. Until such time as the Company expands its staff to include additional accounting personnel and hire a full time chief financial officer, it is likely the Company will continue to report material weaknesses in its internal control over financial reporting. These material weaknesses have not been corrected.

Except for the added disclosure that there were “reportable events,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K, this 8-K/A does not amend or update any other information contained in the Original 8-K.

The Company has provided Lurie with a copy of the foregoing statements and has requested and received from Lurie a copy of the letter addressed to the Securities and Exchange Commission stating that Lurie agrees with the above statements. A copy of the letter from Lurie is attached as Exhibit 16.1 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits: the following exhibits are filed as part of this report:

Exhibit No.	Description
16.1	Letter from Lurie, LLP to the Securities Exchange Commission dated April 17, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 17, 2017	By:	/s/ John P. Yeros
Its: Chief Executive Officer

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